UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 15, 2025

THERAPEUTICSMD, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
951 Yamato Road, Suite 220
Boca Raton, FL 33431
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 15, 2025, TherapeuticsMD, Inc., a Nevada corporation (the “Company”), held its 2025 Annual Meeting (the “Annual Meeting”). At the close of business on October 20, 2025, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 11,574,362 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting. The holders of 6,842,247 shares of Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the stockholders of the Company considered and voted on proposals to: (1) elect four directors to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified; (2) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2024; (3) to provide a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers; (4) ratify the appointment of Berkowitz Pollack Brant Advisors + CPAs, LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2025; and (5) to approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, to 640,000,000 shares.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s Definitive Proxy Statement on Schedule 14A, filed with the United States Securities and Exchange Commission on November 3, 2025.

Proposal 1: All of the four nominees for the Company’s Board of Directors were elected to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified, by the votes set forth in the table below:

			Broker
Nominee	For	Withheld	Non-Votes
Tommy G. Thompson	5,210,964	41,488	1,589,795
Cooper C. Collins	5,175,205	77,247	1,589,795
Gail K. Naughton, Ph.D.	5,223,784	28,668	1,589,795
Justin Roberts	5,138,982	113,470	1,589,795

Proposal 2: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2024, by the votes set forth in the table below:

For	Against	Abstain	Broker Non- Votes
5,162,545	81,614	8,293	1,589,795

Proposal 3: The Company’s stockholders approved a 1-year voting frequency, on a non-binding advisory basis, the frequency of future non-binding advisory vote on the compensation of our named executive officers, by the votes set forth in the table below:

Frequency	Votes Submitted	Broker Non- Votes
1-Year	5,184,870	1,589,795
2-Year	30,885	—
3-Year	15,369	—
Withhold/Abstain	21,328	—

In addition, based upon these results, the Company's Board of Directors has determined to hold the non-binding advisory vote on the compensation of the Company's named executive officers every year, until the next required vote on the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers.

Proposal 4: The Company’s stockholders ratified the appointment of Berkowitz Pollack Brant Advisors + CPAs, LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2025, by the votes set forth in the table below:

For	Against	Abstain	Broker Non- Votes
6,768,667	42,200	31,380	0

Proposal 5: The Company’s stockholders approved an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, to 640,000,000 shares, by the votes set forth in the table below:

For	Against	Abstain	Broker Non- Votes
6,265,554	548,884	27,809	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2025	THERAPEUTICSMD, INC.

/s/ Marlan Walker
Marlan Walker
Chief Executive Officer

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